Income Taxes	12 Months Ended
Feb. 28, 2019
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
The difference between the amount of the provision for (recovery of) income taxes and the amount computed by multiplying net income before income taxes by the statutory Canadian tax rate is reconciled as follows:

	For the Years Ended
	February 28, 2019	February 28, 2018	February 28, 2017
Statutory Canadian tax rate	26.5%	26.5%	26.6%
Expected provision for (recovery of) income taxes	$20	$108	$(320)
Differences in income taxes resulting from:
Valuation allowance	(55)	(169)	302
Investment tax credits	(10)	(3)	(20)
Canadian tax rate differences		—	1
Change in unrecognized income tax benefits	9	8	28
Foreign tax rate differences	(1)	(6)	6
Effect of adjustments to deferred tax amounts for enacted changes resulting from U.S. tax reform	—	67	—
Non-deductible permanent differences	19	4	3
Other differences	2	(9)	(2)
Withholding tax on unremitted earnings	—	1	—
	$(16)	$1	$(2)

	For the Years Ended
	February 28, 2019	February 28, 2018	February 28, 2017
Income (loss) before income taxes:
Canadian	$63	$413	$(1,301)
Foreign	14	(7)	93
	$77	$406	$(1,208)

The provision for (recovery of) income taxes consists of the following:

	For the Years Ended
	February 28, 2019	February 28, 2018	February 28, 2017
Current
Canadian	$2	$1	$(3)
Foreign	7	7	(33)
Deferred
Canadian	—	—	—
Foreign	(25)	(7)	34
	$(16)	$1	$(2)

Deferred income tax assets and liabilities consist of the following temporary differences:

	As at
	February 28, 2019	February 28, 2018
Assets
Property, plant, equipment and intangibles	$175	$190
Non-deductible reserves	89	48
Minimum taxes	264	265
Convertible Debentures (see Note 10)	15	47
Research and development	304	286
Tax loss carryforwards	414	307
Other	98	94
Deferred income tax assets	1,359	1,237

Valuation allowance	1,192	1,221
Deferred income tax assets net of valuation allowance	167	16

Liabilities
Property, plant, equipment and intangibles	(167)	(19)
Deferred income tax liabilities	(167)	(19)
Net deferred income tax asset (liability)	$—	$(3)
Deferred income tax asset	$2	$3
Deferred income tax liability	(2)	(6)
	$—	$(3)

The Company regularly assesses the need for a valuation allowance against its deferred tax assets. In making that assessment, the Company considers both positive and negative evidence related to the likelihood of realization of the deferred tax assets to determine, based on the weight of available evidence, whether it is more likely than not that some or all of the deferred tax assets will be realized.
In evaluating the need for a valuation allowance, the Company noted that there had been three years of cumulative losses including fiscal 2019. In fiscal 2019, the Company was able to utilize a portion of its deferred tax assets resulting in a reduction in the deferred tax valuation allowance of $55 million (February 28, 2018 - decrease of $169 million). As a result, the deferred tax valuation allowance had an ending balance of $1,192 million (February 28, 2018 - $1,221 million). This accounting treatment has no effect on the Company’s ability to utilize deferred tax assets to reduce future cash tax payments. The Company will continue to assess the likelihood that the deferred tax assets will be realizable at each reporting period and the valuation allowance will be adjusted accordingly.
The Company’s total unrecognized income tax benefits as at February 28, 2019 and February 28, 2018 were $84 million and $73 million, respectively. A reconciliation of the beginning and ending amount of unrecognized income tax benefits that, if recognized, would affect the Company’s effective income tax rate is as follows:

	For the Years Ended
	February 28, 2019	February 28, 2018	February 28, 2017
Unrecognized income tax benefits, opening balance	$73	$65	$37
Increase for income tax positions of prior years	10	4	28
Increase for income tax positions of current year	5	4	—
Settlement of tax positions	(4)	—	—
Unrecognized income tax benefits, ending balance	$84	$73	$65

As at February 28, 2019, $71 million of the unrecognized tax benefits have been netted against deferred income taxes and $13 million has been recorded within income taxes payable on the Company’s consolidated balance sheets.
A summary of open tax years by major jurisdiction is presented below:

Jurisdiction
Canada(1)	Fiscal 2010 - 2019
United States(2)	Fiscal 2016 - 2019
United Kingdom	Fiscal 2018 - 2019
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(1)    Includes federal as well as provincial jurisdictions, as applicable.
(2)     Pertains to federal tax years. Certain state jurisdictions remain open from fiscal 2015 through fiscal 2019.
The Company is subject to ongoing examination by tax authorities in the jurisdictions in which it operates. The Company regularly assesses the status of these examinations and the potential for adverse outcomes to determine the adequacy of the provision for income taxes, as well as the provisions for indirect and other taxes and related penalties and interest. The Company believes it is reasonably possible that approximately $2 million of its gross unrecognized income tax benefits will be realized in the next twelve months. While the final resolution of these audits is uncertain, the Company believes the ultimate resolution of these audits will not have a material adverse effect on its consolidated financial position, liquidity or results of operations.
The Company recognizes interest and penalties related to unrecognized income tax benefits as interest expense that is netted and reported within investment income (loss). The amount of interest accrued as at February 28, 2019 was approximately $5 million (February 28, 2018 - approximately $2 million). The amount of penalties accrued as at February 28, 2019 was $2 million (February 28, 2018 - nominal).
As at February 28, 2019, the Company has the following net operating loss carryforwards and tax credits, which are scheduled to expire in the following years:

Year of Expiry	Net Operating Losses	Capital Losses	Research and Development Tax Credits(1)	Minimum Taxes
2028	$—	$—	$—	$1
2029	10	—	—	—
2030	—	—	5	104
2031	—	—	5	128
2032	4	—	3	27
2033	97	—	106	1
2034	94	—	106	1
2035	11	—	51	2
2036	399	—	40	—
2037	472	—	25	—
2038	270	—	19	—
2039	217	—	17	—
Indefinite	—	30	21	—
	$1,574	$30	$398	$264

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(1)    Includes federal, provincial and state balances.
On December 22, 2017, the Tax Cuts and Jobs Act (the “TCJA”) was enacted into law, which significantly changed existing U.S. tax law and included numerous provisions that affected the business, such as imposing a one-time transition tax on deemed repatriation of deferred foreign income, reducing the U.S. federal statutory tax rate, limiting deductibility of executive compensation and creating new minimum taxes such as the Base Erosion Anti-Abuse Tax (“BEAT”).
In fiscal 2018 the Company recorded provisional amounts for certain enactment-date effects of the TCJA by applying the guidance in SAB 118 which was issued to address the application of U.S. GAAP in situations when a registrant did not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the TCJA. In accordance with the TCJA, in fiscal 2018 the Company recorded a recovery of $3 million for the recognition of certain of its deferred tax assets and a deferred income tax expense for the change in the enacted rate of $67 million, which was fully offset by a $67 million tax recovery for a corresponding decrease in the valuation allowance related to the above mentioned deferred tax assets and liabilities.
December 22, 2018 marked the end of the measurement period for purposes of SAB 118. As such, the Company has completed the analysis based on legislative updates relating to the TCJA currently available which resulted in no change to amounts already recorded.